Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I, and Class Z
September 28, 2024
Prospectus

The following information replaces similar information for Fidelity Advisor® Industrials Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
David Wagner (Co-Portfolio Manager) has managed the fund since 2023.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for the fund and Mr. Pfannenstiel will assume sole portfolio manager responsibilities.
Clayton Pfannenstiel (Co-Portfolio Manager) has managed the fund since 2025.
The following information replaces the biographical information for Fidelity Advisor® Industrials Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Clayton Pfannenstiel is Co-Portfolio Manager of Fidelity Advisor® Industrials Fund, which he has managed since 2025. He also manages other funds. Since joining Fidelity Investments in 2018, Mr. Pfannenstiel has worked as a high yield research analyst and portfolio manager.
David Wagner is Co-Portfolio Manager of Fidelity Advisor® Industrials Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.
Effective December 31, 2025, Mr. Wagner will no longer serve as Co-Portfolio Manager for Fidelity Advisor® Industrials Fund and Mr. Pfannenstiel will assume sole portfolio manager responsibilities.
The following information replaces similar information found in the "Appendix" section under the "Sales Charge Waiver Policies Applied by Certain Intermediaries" heading.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
  Transaction size breakpoints, as described in this prospectus or the SAI.
  Rights of accumulation (ROA), as described in this prospectus or the SAI.
  Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
  shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
  shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
  shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
  shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
  shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
  shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
  redemptions due to death or disability of the shareholder
  shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI redemptions made in connection with a return of excess contributions from an IRA account shares purchased through a Right of Reinstatement (as defined above)
  redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Douglas Simmons no longer serves as Portfolio Manager of Fidelity Advisor® Utilities Fund.
The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information for Fidelity Advisor® Utilities Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani is Portfolio Manager of Fidelity Advisor® Utilities Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2013, Mr. Kirpalani has worked as a research analyst and portfolio manager.
Effective November 11, 2024, the following information replaces similar information for Fidelity Advisor® Energy Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
Effective November 11, 2024, the following information replaces the biographical information for Fidelity Advisor® Energy Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Co-Portfolio Manager of Fidelity Advisor® Energy Portfolio, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
Maurice FitzMaurice is Co-Portfolio Manager of Fidelity Advisor® Energy Fund, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst and portfolio manager.
AFOC-PSTK-0625-225 1.480125.225	June 23, 2025